SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                Zygo Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Zygo Corporation
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                ZYGO CORPORATION
                                Laurel Brook Road
                         Middlefield, Connecticut 06455

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 16, 1995


     The Annual Meeting of Stockholders of Zygo Corporation will be held at the offices of the Company, Laurel Brook Road, Middlefield, Connecticut, on November 16, 1995, at 10:00 a.m. local time, for the following purposes:

     1. To elect eight directors for the ensuing year.

     2. To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 10,000,000 to 15,000,000 shares.

     3. To consider and vote upon a proposal to amend the Company's Amended and Restated Non-Qualified Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 975,000 to 1,425,000 shares.

     4. To consider and approve the Company's entering into indemnity agreements with its directors and officers.

     5. To act upon any other matter that may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on September 22, 1995, are entitled to notice of and to vote at the meeting.


                                  By Order of the Board of Directors


                                  Paul Jacobs,
                                  Secretary

October 10, 1995

- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
- --------------------------------------------------------------------------------

     Please fill in, date, sign, and return your proxy promptly in the enclosed stamped envelope whether or not you plan to be present at the meeting. You may still vote in person if you attend the meeting.

                                ZYGO CORPORATION
                                Laurel Brook Road
                         Middlefield, Connecticut 06455

                                 Proxy Statement

           Annual Meeting of Stockholders To Be Held November 16, 1995


Proxy Solicitation

     This Proxy Statement is furnished to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of Zygo Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders to be held on November 16, 1995, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about October 10, 1995, and will be solicited chiefly by mail; however, certain officers, directors, and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram, or other personal contact. All solicitation expenses, including costs of preparing, assembling, and mailing proxy material, will be borne by the Company.


Revocability and Voting of Proxy

     A form of proxy for use at the Annual Meeting of Stockholders and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal Nos. 1, 2, 3 and 4 as set forth herein and in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

Record Date and Voting Rights

     Only stockholders of record at the close of business on September 22, 1995, are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On September 22, 1995, there were _________ shares of Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting.

     On July 20, 1995, the Company's Board of Directors declared a 3 for 2 stock split effected in the form of a 50% stock dividend, payable on August 21, 1995 to stockholders of record at the close of business on August 1, 1995. All share and option information included in this Proxy Statement has been adjusted, to the extent necessary, to reflect such stock split as if it had occurred prior to the date as of which the information is given.


                 Proposal No. 1 - Election of Board of Directors

     Eight directors (constituting the entire Board) are to be elected at the Annual Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the eight nominees named below, all of whom are presently directors of the Company. Each director elected will hold office until the next Annual Meeting of Stockholders.

     All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

                                                                                                    Common Stock deemed
                                                                                                   beneficially owned at
                                                                                                    August 31, 1995 (a)
                              Principal occupation                                               -------------------------
                             during past five years                                              Number             % of
                               and certain other                               Director            of              Common
Name                             directorships                     Age          since            shares             Stock
- --------------------------------------------------------------------------------------------------------------------------------

Paul F. Forman            Chairman from June 1970 and,              61           1970            273,060 (b)        6.9%
                          from  June  1970  to  August
                          1993,     Chief    Executive
                          Officer  and from  June 1970
                          to November 1993, Treasurer;
                          from June  1991 to  February
                          1992, acting President; and,
                          from    February   1992   to
                          November 1993,  Secretary of
                          the Company.

Michael R. Corboy         President  and  Chief Execu-              65           1993             21,000 (c)        0.5%
                          tive   Officer   of   Corboy
                          Investment   Company   since
                          January  1992;  Chairman and
                          Chief  Executive  Officer of
                          Amtech    Corporation   from
                          December 1987 until December
                          1991;  Director of The Kirby
                          Foundation;    the   Aquinas
                          Funds,  Networth,  Inc., and
                          Wyle Electronics.

Seymour E.                Senior    Vice     President              46           1993              7,500 (d)        0.2%
Liebman                   Finance and General  Counsel
                          Canon  U.S.A.,   Inc.  since
                          January  1992;  from January
                          1990  until  December  1991,
                          Vice  President  Finance and
                          General Counsel Canon U.S.A.
                          Inc.

Robert G.                 Chairman,  President, George              58           1983             53,100 (e)        1.3%
McKelvey                  McKelvey      Co.,      Inc.
                          (Investment    Advisor   and
                          Securities    Broker-Dealer)
                          for more  than the last five
                          years.

                                                                                                    Common Stock deemed
                                                                                                   beneficially owned at
                                                                                                    August 31, 1995 (a)
                              Principal occupation                                               -------------------------
                             during past five years                                              Number             % of
                               and certain other                               Director            of              Common
Name                             directorships                     Age          since            shares             Stock
- --------------------------------------------------------------------------------------------------------------------------------

Paul W. Murrill           Professional   Engineer  for              61           1993             14,250 (f)        0.4%
                          more   than  the  last  five
                          years;  Director  of Entergy
                          Corporation,      Tidewater,
                          Inc.,   First    Mississippi
                          Corporation, FirstMiss Gold,
                          Inc., Piccadilly Cafeterias,
                          Inc.,  Howell   Corporation,
                          various    foundations   and
                          public               service
                          organizations.

Robert B. Taylor          Vice President and Treasurer              48           1988              9,750 (g)        0.2%
                          of Wesleyan University since
                          April   1985;   Director  of
                          Middlesex  Mutual  Assurance
                          Co.    and    Farmers    and
                          Mechanics Bank.

Gary K. Willis            President      and     Chief              50           1992            155,250 (h)        3.9%
                          Executive    Officer   since
                          August 1993;  from  February
                          1992  until   August   1993,
                          President      and     Chief
                          Operating   Officer  of  the
                          Company;  from  October 1990
                          until      January     1992,
                          independent consultant.

Carl A. Zanoni            Vice  President,   Research,              54           1970            289,110 (i)        7.3%
                          Development  and Engineering
                          of the  Company  since April
                          1992;   from  February  1989
                          until   March   1992,   Vice
                          President,    Research   and
                          Development, Chief Scientist
                          and,  from June  1970  until
                          February     1989,      Vice
                          President,   Engineering  of
                          the Company.

                                                                                                    Common Stock deemed
                                                                                                   beneficially owned at
                                                                                                    August 31, 1995 (a)
                              Principal occupation                                               -------------------------
                             during past five years                                              Number             % of
                               and certain other                               Director            of              Common
Name                             directorships                     Age          since            shares             Stock
- --------------------------------------------------------------------------------------------------------------------------------

All directors and
officers as a
group, including
those named
above (10 in all)
(d)(e)                                                                                           852,270 (j)        20.6%

     (a) The persons named and all directors and officers as a group in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except for shares which can be acquired by the exercise of stock options.

     (b) Includes options to purchase 39,000 shares of Common Stock which are exercisable within 60 days.

     (c) Includes options to purchase 13,500 shares of Common Stock which are exercisable within 60 days.

     (d) Consists of options to purchase 7,500 shares of Common Stock which are exercisable within 60 days. Does not include 786,000 shares owned by Canon Inc.

     (e) Includes options to purchase 7,500 shares of Common Stock which are exercisable within 60 days.

     (f) Includes options to purchase 13,500 shares of Common Stock which are exercisable within 60 days.

     (g) Includes options to purchase 7,500 shares of Common Stock which are exercisable within 60 days. Does not include 397,500 shares owned by Wesleyan University.

     (h) Includes options to purchase 56,250 shares of Common Stock which are exercisable within 60 days.

     (i) Includes options to purchase 36,450 shares of Common Stock which are exercisable within 60 days.

     (j) Includes options to purchase 202,950 shares of Common Stock which are exercisable within 60 days.

     Eight meetings of the Board of Directors were held in fiscal 1995. In addition, the Board acted twice by unanimous written consent.

     The Board of Directors has an Audit Committee, Compensation Committee, Amended and Restated Non-Qualified Stock Option Plan Committee (the "Non-Qualified Plan Committee"), and a Nominating Committee to assist it in the discharge of its responsibilities.

     The Audit Committee reviews the scope, plan, and results of the annual audit, any non-audit services provided by the independent public accountants, the procedures and policies with respect to internal accounting controls, and recommends the firm to be employed as independent auditors. Three meetings of the Audit Committee were held in fiscal 1995. Effective November 1994, Messrs. Murrill and Taylor are the members of the Audit Committee.

     The Compensation Committee determines the compensation of the executive officers, recommends to the Board and the Non-Qualified Plan Committee awards under the Company's Amended and Restated Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), and recommends to the Board amendments to existing employee benefit plans and adoption of any new benefit plans. Messrs. Corboy, Liebman and McKelvey are the members of the Compensation Committee. There were three meetings of the Compensation Committee held in fiscal 1994.

     The Non-Qualified Plan Committee is empowered to grant stock options to key employees and directors of the Company under the Company's Non-Qualified Plan. Messrs. Liebman and McKelvey are the members of the Non-Qualified Plan Committee. The Non-Qualified Plan Committee met one time during fiscal 1995 and, in addition, acted twice by unanimous written consent during the year.

     The Nominating Committee considers candidates (and potential candidates) for the office of director of the Company, who are brought to its attention from whatever source, and recommends to the full Board the names of those persons, willing to serve, whom they believe it will be in the Company's overall best interest to have fill any available vacancy or vacancies. Messrs. Willis, Liebman, and McKelvey are the members of the Nominating Committee. No formal meetings of the Nominating Committee were held during fiscal 1995 as the entire Board addressed this task at its meetings.

     Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

     Pursuant to the Zygo Corporation Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), each director who was not an employee of, or consultant to, the Company (a "Non-Employee Director") was granted in August 1994 an option to purchase 37,500 shares of Common Stock, vesting at 7,500 shares per year, exercisable at the fair market value of a share of Common Stock on the date of grant. The Non-Employee Director Plan further provides that options to purchase an additional 37,500 shares of Common Stock automatically will be granted to each Non-Employee Director on the fifth anniversary of the date on which an option was previously granted to the Non-Employee Director, provided that he has continuously served as a director of the Company through such fifth anniversary. Until November 1993, each Non-Employee Director who was a designee of either Canon Inc. ("Canon") or Wesleyan University ("Wesleyan") pursuant to the terms of a stockholders' agreement, received a yearly fee of $5,500 (subsequently increased to $13,000 effective December 1, 1993) plus $500 for each Board of Directors' meeting attended. Prior to August 1994, each other Non-Employee Director received an alternative package of, at the option of the director, (i) a yearly fee of $13,000 plus $500 for each Board of Directors' meeting attended, (ii) an option to purchase 30,000 shares of Common Stock, vesting at 6,000 shares per year, exercisable at the fair market value of a share of Common Stock on the date of grant, or (iii) a combination of these two alternatives. Each Non-Employee Director also is and was reimbursed for his out-of-pocket expenses. No additional fees are or were paid for committee participation or special assignments. Effective July 1, 1994, Paul F. Forman receives an annual retainer of $20,000 for his participation on the Board of Directors.

           Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 1995, the Compensation Committee consisted of Messrs. Seymour E. Liebman, Michael R. Corboy, and Robert G. McKelvey. Mr. Liebman was a director-designee of Canon, a principal stockholder of the Company. Canon Sales Co., Inc., a subsidiary of Canon, serves as the exclusive distributor of the Company's products in Japan. Sales to Canon and Canon Sales Co., Inc. aggregated approximately $9,550,000 for fiscal 1995. Selling prices were based, generally, on the normal terms given to domestic distributors. In addition, the Company and Canon have entered into agreements providing for confidential exchanges of certain technology. The Company has received royalty payments from Canon under certain of those agreements, which payments, in the aggregate, are not material. In addition, the Company has entered into certain research and development contracts with Canon, pursuant to which the Company has received funding. See "Certain Relationships and Related Transactions" later in this Proxy Statement.


                             Executive Compensation

     The following table contains information concerning the cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer of the Company during the 1995 fiscal year and the other most highly compensated executive officers of the Company ("named executives") whose cash compensation exceeded $100,000 for the year ended June 30, 1995, for services in all capacities to the Company.

                                                     Summary Compensation Table

                                                                                                      Long-Term
                                                       Annual Compensation                          Compensation
                                                       -------------------                          ------------
Name                                                                                Other (1)                          All(2)(3)
& Principal Position                                                                 Annual           Number of         Other
Held During Fiscal 1995                  Year        Salary           Bonus       Compensation      Stock Options   Compensation
- -----------------------                  ----        ------           -----       ------------      -------------   ------------
Gary K. Willis                           1995       $186,923         $45,600         $10,800            45,000          $ 5,900
President and Chief Executive            1994       $175,673         $35,000         $ 7,200            15,000          $ 4,680
Officer, Director                        1993       $168,942         $     0         $ 7,200             7,500     (4)  $ 9,600

Mark J. Bonney                           1995       $133,742         $32,400         $10,800            30,000          $ 4,573
Vice President, Finance and              1994       $126,946         $25,600         $ 7,200            10,500          $ 2,579
Administration, Treasurer,          (5)  1993       $ 41,292         $ 5,000         $ 2,400            22,500     (6)  $15,526
Chief Financial Officer

Carl A. Zanoni                           1995       $153,317         $37,080         $10,800            30,000          $ 5,816
Vice President, Research,                1994       $146,263         $29,500         $ 7,200            10,500          $ 4,300
Development and Engineering,             1993       $138,338         $ 5,000         $ 7,200             7,500          $ 4,581
Director


     (1)  Amounts paid as automobile allowances.

     (2) Includes aggregate amounts of $4,100, $2,974 and $4,023 in fiscal 1995 and $2,808, $1,000 and $2,481 in fiscal 1994 paid or contributed on behalf of Messrs. Willis, Bonney and Zanoni, respectively, and $1,000 and $2,828 in fiscal 1993 paid or contributed on behalf of Messrs. Willis and Zanoni, respectively, under the Company's Defined Contribution Profit Sharing Plan. Contributions made under the profit sharing component of the Plan are determined annually by the Board of Directors, based on each employee's compensation, and vest at the rate of 20% per year of service to the Company. Employees are fully vested in contributions made in the discretion of the Company under the 401(k) component of the Plan.

     (3)  Includes $1,800,  $1,599 and $1,793 in fiscal 1995, $1,872, $1,579 and
          $1,819 in fiscal 1994 and  $1,872,  $526 and $1,753 in fiscal 1993 for
          Messrs. Willis, Bonney and Zanoni, respectively, representing the value of life insurance provided to the named executives.

     (4)  Includes $6,728 of relocation costs paid on behalf of Mr. Willis.

     (5)  Mr. Bonney joined the Company on March 1, 1993.

     (6)  Includes $15,000 paid to Mr. Bonney for relocation expenses.

                                                  Option Grants in Last Fiscal Year


                                                                                                  Potential Realized Value
                                              % of                                               At Assumed Annual Rates of
                                          Total Options                                           Stock Price Appreciation
                                           Granted to                                                For Option Term
                           Options         Employees       Exercise Price   Expiration          ----------------------------
Name                     Granted (1)     in Fiscal Year     Per Share (2)      Date                5%                 10%
- ------------------------------------------------------------------------------------------------------------------------------------
Gary K. Willis             45,000           20.83%             $4.00          8/24/04           $113,201           $286,874

Mark J. Bonney             30,000           13.89%             $4.00          8/24/04           $ 75,467           $191,249

Carl A. Zanoni             30,000           13.89%             $4.00          8/24/04           $ 75,467           $191,249

     (1) Options vest ratably over four years on the anniversary of the grant. In connection with the issuance of these options, option grants for the next two years were foregone. See "Committee Report to Stockholders -- 1995 Compensation to Chief Executive Officer" later in this Proxy Statement.

     (2) The exercise price of all options granted during fiscal 1995 was equal to the market value of the underlying Common Stock on the day of the grant.


                                           Aggregated Option Exercises in Last Fiscal Year
                                                  and Fiscal Year-End Option Values

                                                                          Number of                     Value of Unexercised
                                                                   Unexercised Options at               In-the-Money Options
                                                                        June 30, 1995                   at June 30, 1995 (1)
                                                              ----------------------------------------------------------------------
                         Shares Acquired        Value
Name                       on Exercise         Realized       Exercisable        Unexercisable     Exercisable       Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------
Gary K. Willis                  0                  0             41,250             71,250         $  730,001         $1,307,501

Mark J. Bonney                  0                  0             11,625             51,375         $  221,066         $  959,442

Carl A. Zanoni                  0                  0             26,325             43,425         $  508,982         $  806,089

     (1) Zygo Corporation Common Stock price at June 30, 1995 was $22.50 (adjusted for the effect of the 3 for 2 stock split referred to earlier in this Proxy Statement).

                        Committee Report to Stockholders

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee is comprised of three non-employee directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. Our specific duties entail reviewing the Company's compensation practices and recommending compensation for executives and key employees.


Compensation Philosophy

     The Company believes that a strong, explicit link should exist between executive compensation and the value delivered to stockholders. This belief has been adhered to by developing both short-term and long-term incentive pay programs which provide competitive compensation and mirror Company performance. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's strategy, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results.

     Pay Mix and Measurement. The Company's executive compensation is based on three components, base salary, short-term incentives, and long-term incentives, each of which is intended to serve the overall compensation philosophy. In awarding salary increases and bonuses, the Compensation Committee did not relate the various elements of corporate performance to each element of executive compensation. Rather, the Compensation Committee considered whether the compensation package as a whole adequately compensated each executive for the Company's performance and an executive's contribution to such performance.

     Base Salary. Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. Annual salary adjustments are determined by evaluating overall Company performance and the performance of each executive officer taking into account new responsibilities. Individual performance ratings take into account such factors as achievement of the operating plan and attainment of specific individual objectives.

     Short-Term Incentives. At the start of each fiscal year, target levels of financial performance are established by senior management of the Company during the budgeting process and approved by the Board of Directors. An incentive award opportunity is established for each employee based on the employee's level of responsibility, potential contribution, the success of the Company, and competitive considerations.

     The employee's actual award is determined at the end of the fiscal year based on the Company's achievement of its pretax profit and revenue goals and an assessment of the employee's individual performance, including contributions in a number of specific areas, such as quality, customer satisfaction, innovation, and efficiency. All awards made to senior executives are approved by the Compensation Committee.

     Long-Term Incentives. Stock options are granted from time to time to reward key employees' contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over four or five years and the individual must continue to be employed by the Company for such options to vest. All option grants are approved by the Non-Qualified Plan Committee.


1995 Compensation to Chief Executive Officer

     The compensation of Mr. Willis, the Chief Executive Officer of the Company, has been determined and adjusted on the same basis as used for all executives as described above. During fiscal 1995, Mr. Willis received salary payments totaling $186,923, a 6.4% increase over that received in fiscal 1994. Mr. Willis voluntarily froze his base compensation in fiscal 1994, and did not accept his total contractual salary of $175,000 in fiscal 1993. Mr. Willis also earned a $45,600 bonus under the Company's Management Incentive Plan for attaining certain predetermined financial and nonfinancial objectives in fiscal 1995. During fiscal 1995, Mr. Willis was granted non-qualified stock options to purchase 45,000 shares of the Company's Common Stock in line with the Company's long-term incentive program whereby stock options are granted as an incentive to certain key employees. The Non-Qualified Plan Committee, in order to incentivize management to aggressively pursue increased shareholder value, determined to grant options to senior management, including Mr. Willis, for an increased number of shares of Common Stock in fiscal 1995, and to forgo option grants to these individuals for the next two years. See "Other Agreements and Other Matters" later in this Proxy Statement.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during 1995 adequately reflect the Company's compensation goals and policies.

                                         COMPENSATION COMMITTEE

                                         Michael R. Corboy

                                         Seymour E. Liebman

                                         Robert G. McKelvey


                                Performance Graph

     The Stock Price Performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return of the Company's Common Stock with the cumulative total return of (i) the NASDAQ Stock Market - U.S.
Index and (ii) an industry peer group index (the "Peer Index"). The graph assumes $100 was invested on July 1, 1990, in each of the Company's Common Stock, the stocks comprising the NASDAQ Index and the stocks comprising the Peer Index, and the reinvestment of dividends. The industry peer group consists of companies included by NASDAQ in the Company's principal SIC Code Classification, namely SIC Code No. 3832.

        [THE TABLE BELOW WAS REPRESENTED IN THE PRINTED BOOK AS A GRAPH]

               COMPARISON OF FIVE YEAR CUMULATIIVE TOTAL RETURN*
  AMONG ZYGO CORPORATION, THE NASDAQ STOCK MARKET -- US INDEX AND A PEER GROUP

Date      ZYGO CORPORATION         PEER GROUP          NASDAQ STOCK MARKET -- US
- ----      ----------------         ----------          -------------------------
6/90            100                   100                        100
6/91            150                   125                        106
6/92            105                   107                        127
6/93            125                    86                        160
6/94            118                    67                        162
6/95            614                   132                        215

*  $100 INVESTED ON 06/30/90 IN STOCK OR INDEX --
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING JUNE 30.


                       Other Agreements and Other Matters

     In March 1995, Mr. Willis's employment agreement with the Company was amended, effective October 1994, to increase the annual salary payable to Mr. Willis to $190,000 from $175,000, and to increase the monthly automobile allowance from $600 to $900. The amendment further automatically extends the term of the employment agreement for successive one year periods, unless either the Company or Mr. Willis gives the other notice of termination at least 30 days prior to the end of that contract year, and provides for certain severance payments.

     The amended employment agreement grants to Mr. Willis a severance package to cover him in the event the Company terminates his employment (other than for justifiable cause, disability, or death) with the Company. Under the package, he would be provided with his base salary from the time of his involuntary termination to 12 months thereafter. In addition, in the event Mr. Willis resigns within 90 days of a "Change in Control," as defined, of the Company, the amendment provides for the continued payment of Mr. Willis' salary for a one-year period. This amended severance coverage is in addition to (i) the automatic vesting of all stock options to purchase shares of the Company's stock then held by Mr. Willis and (ii) the continuation, for a period of the lesser of three years or until covered by another plan, of all existing health insurance, dental coverage, life insurance, AD&D, and long-term disability coverage then in effect for Mr. Willis (provided that during the applicable period in which benefits are being paid by the Company, Mr. Willis agrees to maintain a consulting relationship with the Company which will not interfere with other obligations of Mr. Willis), previously provided for in the event of a Change in Control in the Company.

     In August 1993, the Company entered into a Services Agreement with each of Paul F. Forman and Sol F. Laufer, a former Vice President of the Company and a beneficial owner of greater than five percent of the Company's Common Stock, providing for the retention of Mr. Forman or Mr. Laufer, respectively, as an executive officer of the Company through the end of the 1994 fiscal year and thereafter as a consultant to the Company for an additional five years, in the case of Mr. Forman, and an additional four years in the case of Mr. Laufer. Pursuant to his Agreement, Mr. Forman received salary payments of $148,271 for the year of employment, a one-time payment of $149,500 upon his termination from active employment, and will receive a $20,000 retainer for board service for each of the five years of his consultancy plus 80%, 60%, 40%, and 20% of his salary at June 30, 1994, for each of the first through fourth years of his consultancy, respectively. Pursuant to his Agreement, Mr. Laufer received salary payments of $133,586 for the year of employment, a one-time payment of $135,000 upon his termination of employment, and will receive payments of 80%, 60%, 40%, and 20% of his salary at June 30, 1994, for each of the four years of his consultancy, respectively. Each of the Services Agreements further provided that Mr. Forman or Mr. Laufer, as the case may be, would have all his outstanding unvested stock options from the Company vested effective at the conclusion of the fiscal year ended June 30, 1994 (options for 20,475 shares of Common Stock in the case of Mr. Forman and 24,487 shares of Common Stock in the case of Mr. Laufer, as of June 30, 1994). The Agreements are terminable (with all payment obligations thereunder terminating) by Mr. Forman or Mr. Laufer, as the case may be, at any time, and by the Company upon the death or disability of Mr. Forman or Mr. Laufer or for justifiable cause (as defined in the Agreements); except that if an Agreement terminates as a result of the death or disability of Mr. Forman or Mr. Laufer, he (or his estate) will be entitled to receive the lesser of twice his June 30, 1994, salary or the aggregate remaining compensation payments otherwise required to be made under the Agreement.

     The Services Agreements, which contain certain restrictions on soliciting employees and others and are coexistent with certain Non-Competition Agreements between Mr. Forman or Mr. Laufer and the Company, replace the Confidentiality and Non-Competition Agreements, dated October 25, 1983, entered into between Mr. Forman and Mr. Laufer and the Company. Pursuant to these Confidentiality and Non-Competition Agreements, upon the involuntary termination of his employment by the Company without cause, Mr. Forman or Mr. Laufer was entitled to receive, for each of the five years from the termination of his employment, an amount equal to the highest annual compensation (salary plus bonus) received by him at any time during that termination year or any of the three years immediately preceding his termination, increasing each of the five years by 12% or, if greater, the consumer price index increase for that year.


                 Certain Relationships and Related Transactions

     Canon Sales Co., Inc., a subsidiary of Canon, serves as the exclusive distributor of the Company's products in Japan. (See "Compensation Committee Interlocks and Insider Participation" earlier in this Proxy Statement.) Canon does not manufacture or sell interferometers which compete with the Company's products. Canon has advised the Company that it does not presently plan to manufacture or sell interferometers which would compete with the Company's current products.

     On November 30, 1993, in connection with the termination of a certain Stockholders' Agreement, Canon, Wesleyan University, Paul F. Forman, Carl A. Zanoni, Sol F. Laufer, and the Company entered into a Registration Rights Agreement. In general, the Registration Rights Agreement grants to each of these stockholders the right, until November 30, 1998, to have his or its shares of Common Stock included in any registered public offering of the Company's securities.


                             Principal Stockholders

     The only stockholders who, as of August 31, 1995, have advised the Company that they beneficially own (because of sole or shared voting or investment power) more than 5% of the Company's outstanding Common Stock are set forth below. Such beneficial owners have sole voting and investment power with respect to the shares of Common Stock shown as owned by them, except for shares which can be acquired by the exercise of options.

                                                                  Percent of
Name and Address                          Number of Shares       Common Stock
- --------------------------------------------------------------------------------
Canon Inc.                                   786,000                20.0%
Shinjuku Dai-Ichi Seimei Building
Tokyo 160, Japan

                                                                  Percent of
Name and Address                          Number of Shares       Common Stock
- --------------------------------------------------------------------------------
Wesleyan University                          397,500                10.1%
Middletown, Connecticut 06457

Paul F. Forman                               273,060(1)              6.9%
15 Flying Point Road
Stony Creek, Connecticut 06405

Sol F. Laufer                                213,810(2)              5.4%
730 Arbutus Street
Middletown, Connecticut 06457

Carl A. Zanoni                               289,110(3)              7.3%
99 Long Hill Road
Middlefield, Connecticut 06457

     (1) Includes options to purchase 39,000 shares of Common Stock which are exercisable within 60 days.

     (2) Includes options to purchase 45,750 shares of Common Stock which are exercisable within 60 days.

     (3) Includes options to purchase 36,450 shares of Common Stock which are exercisable within 60 days.


                Proposal No. 2 - Adoption of an Amendment to the
                 Company's Restated Certificate of Incorporation

     The Board of Directors has approved and recommends that the stockholders of the Company approve an amendment to Article FOURTH of the Company's Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of Common Stock from 10,000,000 to 15,000,000 shares. Of the 10,000,000 shares of Common Stock presently authorized, ______ shares have been issued and are outstanding as of September 22, 1995. An additional 1,275,000 shares in the aggregate are reserved for issuance under the Non-Qualified Plan and the Zygo Corporation Non-Employee Director Stock Option Plan (1,725,000 shares in the aggregate in the event Proposal No. 3 is adopted by the stockholders).

     The additional shares of Common Stock would be available for issuance from time to time, as determined by the Board of Directors, for acquisitions of properties or securities of other companies, employee benefit plans, equity financings, stock dividends or splits, and other general corporate purposes. The Company has in the past sought and continues to actively seek acquisition candidates intended to increase stockholder values of the Company. Several of the proposed acquisitions reviewed by the Company contemplated the issuance of the Company's Common Stock as partial consideration for the acquired businesses. The Board of Directors therefore considers it important that the Company have a sufficient number of authorized shares available for possible acquisitions and other corporate purposes. No further action or authorization by the stockholders would be necessary prior to the issuance of additional shares unless required for a particular transaction by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's securities may then be listed. Stockholders of the Company have no preemptive rights to purchase additional shares when issued.

     Accordingly, the Board of Directors has adopted and recommends that the stockholders approve the following resolution:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended to authorize the issuance of up to Fifteen Million (15,000,000) shares of Common Stock, so that Article Fourth of the Corporation's Certificate of Incorporation be amended (the "Amendment") to read in its entirety as follows:

               "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Fifteen Million (15,000,000). The par value of each of such shares is Ten Cents ($.10). All such shares are of one class and are shares of Common Stock."

     Although not a factor in the Board of Directors' decision to propose the amendment, one of the effects of the amendment to the Charter may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company, since the issuance of these additional shares could be used to dilute the stock ownership of persons seeking to obtain control or otherwise increase the cost of obtaining control of the Company. As of September 22, 1995, the Company's executive officers and directors, through their affiliation with certain stockholders, may be deemed to beneficially own approximately 53.9% of the then outstanding shares of Common Stock.


Vote Required.

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for the adoption of the proposed amendment to the Company's Restated Certificate of Incorporation.

     The Board of Directors deems Proposal No. 2 to be in the best interests of the Company and its stockholders and recommends that the stockholders vote "FOR" the approval thereof.


           Proposal No. 3 - Adoption of an Amendment to the Company's

              Amended and Restated Non-Qualified Stock Option Plan

     By unanimous written consent on September 17, 1992, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated Non-Qualified Stock Option Plan. The Non-Qualified Plan, as presently in existence, permits the granting of options to purchase an aggregate of 975,000 shares of the Company's Common Stock to present or future key employees of the Company or a subsidiary of the Company and to directors of the Company, whether or not they are employees of the Company. A "key employee" is defined as an officer or employee who has substantial responsibility in the direction and management of the Company or any division, branch or subsidiary of the Company. The Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Non-Qualified Plan which would increase the number of shares of Common Stock which may be issued thereunder from 975,000 shares to 1,425,000 shares. As of September 1, 1995, the number of shares available for future grants under the Non-Qualified Plan was 43,170.

     The Board of Directors believes that approval of the amendment to increase the number of shares which may be issued under the Non-Qualified Plan will serve the best interests of the Company and its stockholders by permitting the Non-Qualified Plan Committee to exercise needed flexibility in the administration of the Non-Qualified Plan and the granting of options thereunder. In addition, the Board believes that the ability to grant additional options will help attract, motivate and retain key employees who are in a position to contribute to the successful conduct of the business and affairs of the Company as well as stimulate in such individuals an increased desire to render greater service to the Company.

     The Non-Qualified Plan is administered by a committee of at least two members of the Board of Directors, chosen by the Board of Directors. The Committee presently consists of Messrs. Corboy, Liebman and McKelvey. Each member of the Committee must be a "disinterested person" in accordance with the applicable provisions of Rule 16b-3, which requires, among other things, that no member of the Committee may receive an option under the Non-Qualified Plan within one year prior to his becoming a member or at any time while he is a member. Subject to the provisions of the Non-Qualified Plan the Committee has the authority to determine the individuals to whom stock options will be granted, the number of shares to be covered by each option, the option price, the option period, the vesting restrictions, if any, with respect to the exercise of the option, and other terms and conditions.

     The terms and conditions of each option granted under the Non-Qualified Plan must be set forth in a Stock Option Agreement issued by the Company to the optionee. Any such Stock Option Agreement must include certain provisions, including that (i) the full purchase price of shares purchased under the option will be paid upon exercise thereof, (ii) the option expire not later than ten years from the date the option is granted, or prior thereto, if the optionee ceases to be employed by the Company or a subsidiary thereof (otherwise than by reason of the optionee's death) unless extended by the Committee acting in its sole discretion (provided that no such extension shall result in an option having a term greater than ten years), and (iii) the option shall not be transferrable other than by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by him or her.

     The Board may amend or terminate the Non-Qualified Plan, provided that any amendment which would increase the aggregate number of shares of Common Stock as to which options may be granted under the Non-Qualified Plan (except anti-dilution adjustments), materially increase the benefits under the Non-Qualified Plan, or modify the class of persons eligible to receive options under the Non-Qualified Plan shall be subject to the approval of the stockholders. No option may be granted under the Non-Qualified Plan after September 2, 1997.

     The table below indicates stock options which have been granted during the 1995 fiscal year under the Non-Qualified Plan to (i) each person named in the Summary Compensation Table appearing earlier in this Proxy Statement, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers of the Company as a group and (iv) all employees of the Company, including all current officers of the Company who are not executive officers of the Company, as a group:


                         Non-Qualified Stock Option Plan
                       Benefits Granted During Fiscal 1995

Name and Position                     Dollar Value ($)      Number of Shares
- -----------------                     ----------------      ----------------
Gary K. Willis
President and Chief
Executive Officer, Director                  $0                  45,000

Mark J. Bonney
Vice President, Finance
and Administration,
Treasurer, Chief Financial
Officer                                       0                  30,000

Carl A. Zanoni
Vice President, Research,
Development and
Engineering, Director                         0                  30,000

Executive Officers as a
Group                                         0                 105,000

Non-Executive Officer
Director Group                                0                       0

Name and Position                     Dollar Value ($)      Number of Shares
- -----------------                     ----------------      ----------------
Non-Executive Officer
Employee Group                                0                 219,000



Federal Income Tax Consequences

     An optionee does not realize taxable income upon the grant of an option. In general, an optionee realizes ordinary income when the option is exercised
(assuming the stock acquired is either transferrable or not subject to a substantial risk of forfeiture) equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company receives a corresponding deduction if applicable withholding requirements are met. (If an option is exercised within six months after the date of grant and if the optionee is subject to the six-month restrictions on sale of Common Stock under
Section 16(b) of the Securities Exchange Act of 1934, the optionee generally recognizes ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the optionee realizes capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised (or, if later, the time ordinary income was recognized with respect to the exercise.)

     Accordingly, the Board of Directors recommends that the stockholders approve the following resolution:

          RESOLVED, that the total number of shares of the Corporation's Common Stock which may be issued under the Corporation's Amended and Restated Non-Qualified Stock Plan (the "Non-Qualified Stock Plan") shall be increased to 1,425,000 shares, so that the first sentence of
     Section 2 of the Plan be amended to read in its entirety as follows:

          "Except as otherwise permitted pursuant to paragraph 6 hereof, the total number of shares of the Company's Common Stock, par value $.10 per share, which may be issued under the Non-Qualified Plan shall not exceed 1,425,000 (after giving effect to the three for two stock split authorized by the Company's Board of Directors on July 20, 1995) and may be authorized and unissued shares or issued and reacquired shares, as the Board of Directors may from time to time determine."


Vote Required

     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting is required for the adoption of the proposed amendment to the Non-Qualified Plan.

     The Board of Directors deems Proposal No. 3 to be in the best interests of the Company and its stockholders and recommends that the stockholders vote "FOR" the approval thereof.


                      PROPOSAL NO. 4 - Indemnity Agreements
                           with Directors and Officers

     The Board of Directors has unanimously approved a proposal to authorize the Company to enter into Indemnity Agreements ("Indemnity Agreements") with its directors and officers. The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide the maximum indemnification allowed by law to its directors and officers. The directors have a direct personal interest in the approval of the form of Indemnity Agreements and in any potential payments under the Indemnity Agreements arising from any judgment or settlement of a derivative suit. The full text of the Indemnity Agreement, in substantially the form the Company proposes to enter into with its directors and officers, is attached as Appendix A. Stockholders are urged to read the provisions of the proposed form of Indemnity Agreement in Appendix A and the following discussion of the Indemnity Agreements is qualified by reference thereto.


Description and Effect of Indemnity Agreements

     Section 145 of the Delaware General Corporation Law provides that a director, officer, employee or agent of a corporation (i) shall be indemnified by the corporation for all expenses of such litigation when he is successful on the merits, (ii) may be indemnified by the corporation for the expenses, judgments, fines and amounts paid in settlement of such litigation (other than a derivative suit) even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and in the case of a criminal proceeding, had no reason to believe his conduct was unlawful), and (iii) may be indemnified by a corporation for expenses of a derivative suit (a suit by a stockholder alleging a breach by a director or officer of a duty owed to the corporation), even if he is not successful on the merits, if he acted in good faith in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that no such indemnification may be made in accordance with clause (iii) if he is adjudged liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification. The indemnification described in clauses (ii) and (iii) above may be made only upon determination, by (i) a majority of a quorum of disinterested directors, (ii) independent legal counsel or (iii) the stockholders, that indemnification is proper because the applicable standard of conduct has been met. A corporation may advance litigation expenses to a director or officer prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified for them.
Section 145 also provides that the indemnification and advancement of expenses provided by that Section are not exclusive of any other rights to which persons seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     The statutory indemnification scheme set forth in Section 145 has three major limitations which are addressed by the Indemnity Agreements: (i) it is not clear that a director or officer may be indemnified for amounts paid in settlement of a derivative action; (ii) the Company is under no obligation to advance litigation expenses to a director or officers; and (iii) except in the case of litigation in which a director or officer is successful on the merits, indemnification of a director or officer is discretionary rather than mandatory.

     The Indemnity Agreements are based on the indemnification scheme set forth in Section 145 of the Delaware General Corporation Law, with certain changes or additions. The principal changes or additions are as follows:

          First, the Indemnity Agreements establish the presumption that the director or officer has met the applicable standard of conduct required for indemnification. Indemnification will be made unless the Board of Directors or independent counsel determines that the applicable standard of conduct has not been met.

          Second, the Indemnity Agreements provide that litigation expenses shall be advanced to a director or officer at his request provided that he undertakes to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification for such expense.

          Third, the Indemnity Agreements explicitly provide that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement.

          Fourth, in the event of a determination by the Board of Directors or independent legal counsel that a director or officer did not meet the standard of conduct required for indemnification, the Indemnity Agreements allow such director or officer to contest this determination by petitioning a court to make an independent determination of whether such director or officer is entitled to indemnification under the Indemnity Agreements.

          Fifth, the Indemnity Agreements explicitly provide for partial indemnification of costs and expenses in the event that a director or officer is not entitled to full indemnification under the terms of the Indemnity Agreement.

          Finally, no indemnification will be provided under the Indemnity Agreements if: (i) a final court adjudication determines that such indemnification is not lawful or the indemnitee's conduct was knowingly fraudulent, deliberately dishonest or constituted willful misconduct, (ii) in respect of any suit in which judgment is rendered against the indemnitee for an accounting of profits made from a purchase or sale of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act") or of any similar statutory provision, or (iii) in connection with certain actions by the indemnitee against the Company or its directors, officers or employees. The Indemnity Agreements also contain provisions designed to protect the Company from unreasonable settlements or redundant legal expenditures.

     The SEC takes the position that indemnification of directors against violations of the Securities Act of 1933 is against public policy and unenforceable, and any time the Company registers securities with the SEC it must execute an undertaking to submit to a court any indemnification claim arising with respect to the registered securities for a determination whether the clause is enforceable and to be bound by the court's decision. Accordingly, any claim made by an indemnitee of the Company for indemnification under an Indemnity Agreement with respect to a claim subject to the Company's undertaking to the SEC will have to be submitted to a court before a final payment thereunder would be made to the indemnitee.

     By entering into Indemnity Agreements, directors and officers are assured that indemnification will be provided by the Company as a contractual obligation despite future changes in the By-laws or Charter of the Company. In addition, the execution of Indemnity Agreements will provide to directors and officers the additional benefits set forth above which are not explicitly provided for in
Section 145 of the Delaware General Corporation Law or in the Company's By-laws or Charter. The Indemnity Agreements will be applicable only to claims asserted after their effective dates. The Company knows of no recent, pending or threatened litigation which might result in claims for indemnification under the Indemnity Agreements or which would have resulted in claims for indemnification had the Indemnity Agreements been in effect at the time of the litigation.

     The Indemnity Agreements may have certain disadvantages to the Company and its stockholders. The Company currently carries officers' and directors' liability insurance in the amount of $6,000,000. Accordingly, any amounts required to be paid under the Indemnity Agreements in excess of the amount of coverage, will be paid out of the Company's funds, thus placing the Company's assets and equity at risk and potentially adversely affecting a stockholder's investment in the Company.

     The Board of Directors is advancing the proposal on the Indemnity Agreements, and the Indemnity Agreements will be entered into, in reliance upon that provision of the Delaware indemnification statute which authorizes indemnification beyond that expressly specified in the statute. The Board of Directors will designate the directors and officers of the Company with whom the Company will enter into such Indemnity Agreements. It is expected that Indemnity Agreements will be entered into with each of the Company's directors and executive officers. If the Company's entering into Indemnity Agreements with its directors and officers is approved, it is anticipated that similar agreements may be entered, from time to time, with future directors and officers of the Company.


Submission to Stockholders for Approval

     Stockholder approval is not required for the Company to enter into the Indemnity Agreements as proposed. The Board of Directors is seeking stockholder approval because the directors would potentially benefit by entering into an Indemnity Agreement with the Company. Approval of this proposal by the stockholders will insulate the Indemnity Agreements against a challenge to their legality in most instances. However, the Indemnity Agreements may not be upheld if a court finds fraud, waste or other contravention of public policy in the particular circumstances.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

     THE DIRECTORS HAVE A DIRECT PERSONAL INTEREST IN THE APPROVAL OF THE FORM OF INDEMNITY AGREEMENT AT THE POTENTIAL EXPENSE OF THE COMPANY'S STOCKHOLDERS.


                Relationship With Independent Public Accountants

     KPMG Peat Marwick LLP (KPMG) has been selected as the Company's independent auditors for fiscal 1996. A representative of KPMG is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to be available to respond to appropriate questions.


                              Stockholder Proposals

     All stockholder proposals which are intended to be presented at the 1996 Annual Meeting of Stockholders of the Company must be received by the Company no later than June 13, 1996, for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.


                     Other Matters Coming Before The Meeting

     As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the meeting other than the matters set forth in the attached Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.


                                        By Order of the Board of Directors



                                        Paul Jacobs,
                                        Secretary

October 10, 1995

                                      PROXY

                                ZYGO CORPORATION
                Annual Meeting of Stockholders, November 16, 1995
           This Proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Mr. Mark J. Bonney and Mr. Gary K. Willis as Proxies, and each of them acting singly, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Zygo Corporation held of record by the undersigned on September 22, 1995, at the annual meeting of stockholders to be held on November 16, 1995, at 10:00 a.m., or any adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted for Proposal Nos. 1, 2, 3 and 4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

     I PLAN TO ATTEND THE MEETING IN MIDDLEFIELD, CONNECTICUT, ON NOVEMBER 16, 1995.


             (Continued and to be dated and signed on reverse side)

     Proposal No. 1. Election of Directors: The eight nominees are Michael R. Corboy, Paul F. Forman, Seymour E. Liebman, Robert G. McKelvey, Paul W. Murrill, Robert B. Taylor, Gary K. Willis, and Carl A. Zanoni.


For all listed      Withhold authority           For all listed Nominees, except
Nominees            for all listed Nominees      withhold for the following
                                                 Nominees (write name(s)
                                                 below)


                                                 -------------------------------

Proposal No. 2. Adoption of an amendment to the Company's Restated Certificate of Incorporation

         For                       Against                     Abstain

Proposal No. 3. Adoption of an amendment to the  Company's  Amended and Restated
     Non-Qualified Stock Option Plan.

         For                       Against                     Abstain

Proposal No. 4. Approval of the Company's entering into indemnity agreements with its directors and officers

         For                       Against                     Abstain


                                              Please   sign   exactly   as  name
                                              appears  hereon.  All joint owners
                                              should   sign.   When  signing  as
                                              attorney, executor, administrator,
                                              trustee, guardian or custodian for
                                              a minor, please give full title as
                                              such.  If  a  corporation,  please
                                              sign  full   corporate   name  and
                                              indicate the signer's office. If a
                                              partnership,    please   sign   in
                                              partnership   name  by  authorized
                                              person.


                                              Date: ______________________, 1995


                                              ----------------------------------
                                                          Signature


                                              ----------------------------------
                                                  Signature if held jointly

                                              PLEASE  MARK YOUR CHOICE LIKE THIS
                                              |X| IN BLUE OR BLACK INK.

                                       -2-